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                                                                    Exhibit 99.1

                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)

                                                                        Three Months                    Twelve Months
---------------------------------------------------------       ----------------------------    ----------------------------
For the periods ended December 31,                                  2004            2003            2004            2003
---------------------------------------------------------       ------------    ------------    ------------    ------------
Revenue
 Servicing and related fees .........................       $     40,142    $     38,041    $    160,062    $    139,744
 Vendor management fees .............................             11,155           8,121          46,986          29,842
 Gain (loss) on trading and match funded
   securities, net ..................................             (2,226)            420            (537)          3,344
 Valuation gains (losses) on real estate ............             (1,120)           (734)         (5,110)         (7,430)
 Gain (loss) on sales of real estate ................              1,705              57           1,556             466
 Operating income (loss) from real estate ...........               (412)          1,666             605           5,128
 Gain (loss) on debt repurchases ....................                 --              --              --            (445)
 Other income .......................................              2,865           1,300          19,465           6,848
                                                            ------------    ------------    ------------    ------------
   Non-interest revenue .............................             52,109          48,871         223,027         177,497
                                                            ------------    ------------    ------------    ------------

 Interest income ....................................              8,121           6,296          23,676          24,122
 Interest expense ...................................              8,325           9,162          30,364          38,716
                                                            ------------    ------------    ------------    ------------
   Net interest income (expense) before provision
     for loan losses ................................               (204)         (2,866)         (6,688)        (14,594)
 Provision for loan losses ..........................               (969)            (14)         (1,881)         (2,684)
                                                            ------------    ------------    ------------    ------------
   Net interest income (expense) after provision
     for loan losses ................................                765          (2,852)         (4,807)        (11,910)
                                                            ------------    ------------    ------------    ------------
    Total revenue ...................................             52,874          46,019         218,220         165,587
                                                            ------------    ------------    ------------    ------------

Non-interest expense
 Compensation and employee benefits .................             23,054          19,716          87,284          72,221
 Occupancy and equipment ............................              3,934           4,391          15,933          13,159
 Technology and communication costs .................              6,574           6,544          26,049          21,121
 Loan expenses ......................................              6,739           3,416          27,313          14,252
 Loss (gain) on investments in affordable housing
   properties .......................................                (76)            (34)           (255)            285
 Professional services and regulatory fees ..........              8,563           4,200          26,589          26,054
 Other operating expenses ...........................              2,178           3,386          10,069          10,409
                                                            ------------    ------------    ------------    ------------
   Non-interest expense .............................             50,966          41,619         192,982         157,501
                                                            ------------    ------------    ------------    ------------

Distributions on Capital Securities .................                 --              --              --           3,058
                                                            ------------    ------------    ------------    ------------

Income (loss) before minority interest and income
   taxes ............................................              1,908           4,400          25,238           5,028
Minority interest in net income (loss) of
   subsidiaries .....................................               (112)           (184)           (162)           (492)
Income tax expense (benefit) ........................               (545)            130         (32,324)            748
                                                            ------------    ------------    ------------    ------------
   Net income (loss) ................................       $      2,565    $      4,454    $     57,724    $      4,772
                                                            ============    ============    ============    ============
Earnings (loss) per share
 Basic .............................................        $       0.04    $       0.07    $       0.88    $       0.07
 Diluted ...........................................        $       0.04    $       0.07    $       0.82    $       0.07

Weighted average common shares outstanding
 Basic ..............................................         62,733,630      67,222,211      65,811,697      67,166,888
 Diluted ............................................         63,879,194      68,446,366      73,197,255      68,063,873
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

                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)

                                                                            December 31,    December 31,
                                                                                2004           2003
                                                                            ------------   ------------
Assets
 Cash and amounts due from depository institutions ..................       $    171,645   $    229,606
 Interest earning deposits ..........................................            116,206            324
 Trading securities, at fair value:
   Investment grade .................................................             86,215          6,679
   Subordinates and residuals .......................................             39,527         42,841
 Real estate ........................................................             18,732        103,943
 Affordable housing properties ......................................              5,641          7,410
 Loans, net .........................................................              3,792         28,098
 Match funded assets (including advances on loans serviced for others
   of $276,626 in 2004 and $105,788 in 2003) ........................            280,760        130,087
 Premises and equipment, net ........................................             37,440         41,943
 Advances on loans and loans serviced for others ....................            240,430        374,769
 Mortgage servicing rights ..........................................            131,409        166,495
 Receivables ........................................................            126,719         74,315
 Other assets .......................................................             68,977         33,608
                                                                            ------------   ------------
    Total assets ....................................................       $  1,327,493   $  1,240,118
                                                                            ============   ============

Liabilities and Stockholders' Equity
 Liabilities
   Deposits .........................................................       $    301,299   $    446,388
   Escrow deposits ..................................................            125,977        116,444
   Match funded liabilities .........................................            244,327        115,394
   Lines of credit and other secured borrowings .....................             50,612        150,384
   Debt securities ..................................................            231,249         56,249
   Accrued interest payable .........................................              6,173          4,789
   Accrued expenses, payables and other liabilities .................             36,218         31,926
                                                                            ------------   ------------
    Total liabilities ...............................................            995,855        921,574
                                                                            ------------   ------------

 Minority interest in subsidiaries ..................................              1,530          1,286

 Stockholders' Equity
   Common stock, $.01 par value; 200,000,000 shares authorized:
    62,739,478 and 67,467,220 shares issued and outstanding
    at December 31, 2004 and  December 31, 2003, respectively .......                627            675
  Additional paid-in capital ........................................            181,336        225,559
  Retained earnings .................................................            148,133         90,409
  Accumulated other comprehensive income (loss), net of taxes .......                 12            615
                                                                            ------------   ------------
    Total stockholders' equity ......................................            330,108        317,258
                                                                            ------------   ------------
      Total liabilities and stockholders' equity ....................       $  1,327,493   $  1,240,118
                                                                            ============   ============
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